Exhibit h(i)(b) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


AMENDMENT #1 TO EXHIBIT 1

CONTRACT

DATE                 INVESTMENT COMPANY
                        Portfolios
                           Classes

12/1/94              First Priority Funds

                        First Priority Fixed Income Fund

                           Investment Shares
                           Trust Shares

                        First Priority Equity Fund
                           Investment Shares
                           Trust Shares

                        First Priority Limited Maturity Government Fund

                    First Priority Treasury Money Market Fund

                           Investment Shares
                           Trust Shares

                        First Priority Balanced Fund
                            Investment Shares
                            Trust Shares

                        First Priority Value Fund
                            Investment Shares
                            Trust Shares

                            AMENDMENT #2 TO EXHIBIT 1

CONTRACT

DATE                 INVESTMENT COMPANY
                        Portfolios
                           Classes

12/1/94              Regions Funds
                        Regions Fixed Income Fund

                           Investment Shares
                           Trust Shares

                        Regions Growth Fund
                           Investment Shares
                           Trust Shares

                    Regions Limited Maturity Government Fund

                            Investment Shares
                            Trust Shares

                       Regions Treasury Money Market Fund

                           Investment Shares
                           Trust Shares

                        Regions Balanced Fund
                            Investment Shares
                            Trust Shares

                        Regions Value Fund
                            Investment Shares
                            Trust Shares

12/1/98                 Regions Aggressive Growth Fund

                         Revised as of December 1, 1998

                            AMENDMENT #3 TO EXHIBIT 1

CONTRACT

DATE                 INVESTMENT COMPANY
                        Portfolios
                           Classes

12/1/94              Regions Funds
                        Regions Fixed Income Fund

                           Class B Shares (formerly, Investment Shares)
                           Class A Shares (formerly, Trust Shares)
                        Regions Growth Fund

                           Class B Shares (formerly, Investment Shares)
                           Class A Shares (formerly, Trust Shares)
                        Regions Limited Maturity Government Fund
                           Class B Shares (formerly, Investment Shares)
                           Class A Shares (formerly, Trust Shares)
                        Regions Treasury Money Market Fund
                           Class B Shares (formerly, Investment Shares)
                           Class A Shares (formerly, Trust Shares)
                        Regions Balanced Fund

                           Class B Shares (formerly, Investment Shares)
                           Class A Shares (formerly, Trust Shares)
                        Regions Value Fund

                           Class B Shares (formerly, Investment Shares)
                           Class A Shares (formerly, Trust Shares)
12/1/98                 Regions Aggressive Growth Fund
                           Class B Shares (formerly, Investment Shares)
6/1/2000                   Class A Shares

Revised as of June 1, 2000